EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 ------------------------------------------



   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1995 included in Newell Co.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                           By:  /s/Arthur Andersen LLP
                                           ------------------------------
   --                                      ARTHUR ANDERSEN LLP

   Milwaukee, Wisconsin
   August 22, 1995